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                                                                   Exhibit 10(b)

                                 CML GROUP, INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN

              Adopted by the Board of Directors on October 3, 1995
              ----------------------------------------------------

1.   Purposes.
     --------

     The 1996 Employee Stock Purchase Plan of CML Group, Inc. (the "Plan") is intended to provide a method whereby employees of CML Group, Inc. and its subsidiary corporations (hereinafter collectively referred to, unless the context otherwise requires, as the "Company"), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock, $.10 par value per share, of the Company (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2.   Definitions.
     -----------

     (a) "base pay" means regular straight-time earnings, excluding payments for overtime, incentive compensation, bonuses and other special payments.

     (b) "employee" means any person who is customarily employed for more than 20 hours per week and more than five months in a calendar year by the Company or by a subsidiary corporation.

     (c) "Offering Commencement Date" means the applicable date on which an Offering under the Plan commences pursuant to Section 4.

     (d) "Offering Termination Date" means the applicable date on which an Offering under the Plan terminates pursuant to Section 4.

     (e) "subsidiary" means any present or future corporation which (i) is a "subsidiary corporation" as that term is defined in Section 424 of the Code and
(ii) is designated as a participant in the Plan by the Board of Directors or Committee described in Section 13.

3.   Eligibility.
     -----------

     (a) Any employee who shall have been employed by the Company or any subsidiary at least 90 days prior to the applicable Offering Commencement Date shall be eligible to participate in the Plan.

     (b) Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an option to participate in the Plan:

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         (i) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary corporation (for purposes of this Section the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

        (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.   Offering Dates.
     --------------

     The Plan will be implemented by three annual offerings (referred to herein collectively as "Offerings" and individually as an "Offering") of a maximum of 325,000 shares each (subject to adjustment as provided in Sections 12(a) and 17) of the Common Stock, as follows:

     (a) Offering I shall commence on June 15, 1996, and terminate on June 14, 1997.

     (b) Offering II shall commence on June 15, 1997, and terminate on June 14, 1998.

     (c) Offering III shall commence on June 15, 1998, and terminate on June 14, 1999.

Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

5.   Participation.
     -------------

     All eligible employees will become participants in an Offering on the applicable Offering Commencement Date. Payroll deductions for a participant shall commence on the applicable Offering Commencement Date of the Offering and shall end on the Offering Termination Date of such Offering, unless sooner terminated pursuant to Section 10.

6.   Payroll Deductions.
     ------------------

     (a) Participants may elect to have amounts withheld from their base pay by completing an authorization for a payroll deduction ("Authorization") on the form provided by the Company and filing it with the office of the Treasurer of the Company. At the time a participant files his or her Authorization for a payroll deduction, the participant shall elect to have deductions made from his or her pay on each payday during the time he or she is a participant in an Offering at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his or her annualized base pay.

     (b) All payroll deductions made for a participant shall be credited to his or her account maintained by the Company under the Plan. A participant may not make any separate cash payment into such account.

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     (c) Except as provided in Section 8(b) or 10, a participant may not make any changes to his or her participation during an Offering and, specifically, a participant may not during an Offering alter the amount of his or her payroll deductions for such Offering.

7.   Granting of Option.
     ------------------

     (a) For each of the Offerings, a participating employee shall be deemed to have been granted an option (the "Option"), on the applicable Offering Commencement Date, to purchase a maximum number of shares of the Common Stock equal to an amount determined as follows: 85% of the market value of a share of the Common Stock on the applicable Offering Commencement Date shall be divided into an amount equal to (x) that percentage of the employee's base pay which he or she has elected to have withheld (but not in any case in excess of 10%) multiplied (y) by the employee's annualized base pay. The market value of the Common Stock shall be determined as provided in subsection (b) below. An employee's annualized base pay shall be determined as follows: (i) in the case of a full-time employee normally paid on an hourly rate, by multiplying his or her normal hourly rate by 2080, (ii) in the case of a part-time employee normally paid on an hourly rate, by multiplying his or her normal hourly rate by the product of 52 times the number of hours in his or her normal work week,
(iii) in the case of an employee normally paid at a bi-weekly rate, by multiplying his or her normal bi-weekly rate by 26, (iv) in the case of a part-time employee normally paid at a weekly rate, by multiplying his or her normal weekly rate by 52; and (v) in the case of an employee normally paid at a monthly rate, by multiplying his or her normal monthly rate by 12.

     (b) The purchase price of a share of Common Stock purchased with payroll deductions made during each Offering (the "Option Exercise Price") shall be the lower of:

         (i) 85% of the composite closing price of the Common Stock on the New York Stock Exchange (or, if the Common Stock is then traded on the Nasdaq National Market, 85% of the closing price of the Common Stock on such system), as published in THE WALL STREET JOURNAL, on the Offering Commencement Date applicable to such Offering (or on the next regular business day on which shares of the Common Stock shall be traded in the event that no shares of the Common Stock shall have been traded on the Offering Commencement Date); or

        (ii) 85% of the composite closing price of the Common Stock on the New York Stock Exchange (or, if the Common Stock is then traded on the Nasdaq National Market, 85% of the closing price of the Common Stock on such system), as published in THE WALL STREET JOURNAL, on the Offering Termination Date applicable to such Offering (or on the next regular business day on which shares of the Common Stock shall be traded in the event that no shares of the Common Stock shall have been traded on the Offering Termination Date).

     8.   Exercise of Option.
          ------------------

     With respect to each Offering during the term of the Plan:

     (a) Unless a participant gives written notice of withdrawal to the Company as provided in Sections 8(b) and 10, his or her Option will be deemed to have been exercised

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automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his or her account maintained by the Company under the Plan at that time will purchase at the applicable Option Exercise Price (but not in excess of the number of shares for which options have been granted to the employee pursuant to Section 7(a)), and any excess in his or her account at that time will be returned to him or her.

     (b) By written notice to the Treasurer of the Company at any time prior to the Offering Termination Date applicable to any such Offering, a participant may elect to withdraw all, but not less than all, of the accumulated payroll deductions in his or her account at such time, with simple interest computed at the rate of six percent (6%) per annum.

     (c) Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares or which are in excess of the limitations of Section 7(a) shall be returned to an employee promptly following the termination of an Offering.

9.   Delivery.
     --------

     As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the certificate or certificates representing the shares of Common Stock purchased upon the exercise of such participant's Option.

10.  Withdrawal.
     ----------

     (a) As indicated in Section 8(b), a participant may withdraw payroll deductions credited to his or her account with the Company under any Offering at any time prior to the applicable Offering Termination Date by giving written notice of withdrawal to the Treasurer of the Company. All of the participant's payroll deductions credited to his or her account will be paid to the participant promptly after receipt of such notice of withdrawal and no further payroll deductions will be made from his or her pay during such Offering. The Company may, at its option, treat any attempt by an employee to borrow on the security of accumulated payroll deductions as an election, under Section 8(b), to withdraw such deductions.

     (b) A participant's withdrawal from any Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company, provided, however, that any officer subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, who withdraws from any Offering may not participate in the Plan again for at least six months.

     (c) Upon termination of the participant's employment for any reason, including retirement but excluding death or disability, while in the employ of the Company, the payroll deductions credited to his or her account will be returned to the participant, with simple interest at the rate of six percent (6%) per annum.

     (d) Upon termination of the participant's employment because of disability or death, the participant or his or her beneficiary (as defined in Section 14) shall have the right to elect, by

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written notice given to the Treasurer of the Company prior to the expiration of the period of 30 days commencing with the date of the disability or death of the participant, either

         (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan, with simple interest at the rate of six percent (6%) per annum; or

        (ii) to exercise the participant's Option on the Offering Termination Date next following the date of the participant's disability or death for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the participant's account at the date of the participant's disability or death will purchase at the applicable Option Exercise Price, and any excess in such account will be returned to the participant or said beneficiary.

     If no such written notice of election is received by the Treasurer of the Company, the participant or beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's disability or death and the same will be paid promptly to the participant or said beneficiary with simple interest at the rate of six percent (6%) per annum.

11.  Interest.
     --------

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee except upon withdrawal as provided under Sections 8(b) and 10 or upon the return of payroll deductions as provided under Section 12(a).

12.  Stock.
     -----

     (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan during any Offering under the Plan shall be 325,000 shares (subject to adjustment upon changes in capitalization of the Company as provided in Section 17), plus any shares available but not issued in any prior Offering under the Plan. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with
Section 8 exceeds 325,000 (plus any shares available but not issued in any prior Offering), the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her as promptly as possible, with simple interest on such balance at the rate of six percent (6%) per annum. If less than 325,000 shares are purchased during an Offering, the amount not purchased may be carried over to and made available during any subsequent Offering.

     (b) The participant will have no interest in Common Stock covered by his or her Option until such Option has been exercised.

     (c) Common Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs, by written notice to the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

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     (d) The Board of Directors of the Company may, in its discretion, require as conditions to the exercise of any Option that the shares of Common Stock reserved for issuance upon the exercise of the Option shall have been duly authorized for listing on the New York Stock Exchange and that either

          (i) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective; or

          (ii) the participant shall have represented in form and substance satisfactory to the Company that it is the participant's intention to purchase such shares for investment.

     13.  Administration.
          --------------

     The Plan shall be administered by the Compensation Committee appointed by the Board of Directors of the Company or, if no such committee is established, by the Board of Directors of the Company (the committee so designated by the Board of Directors or, if no such committee is established, the Board of Directors, shall hereinafter be referred to as the "Committee"). The officer of the Company charged with day-to-day administration of the Plan shall, for matters involving the Plan, be an ex-officio member of the Committee. The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Committee, subject, however, at all times to the final approval of the Board of Directors of the Company. Determinations made by the Committee and approved by the Board of Directors of the Company with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended or repealed by the Committee or the Board of Directors of the Company. The Company shall indemnify Committee members, to the fullest extent permitted by applicable statute, for any expenses incurred in defending a civil or criminal action or proceeding, arising out of such member's actions with respect to administration of the Plan, in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if such member shall be adjudicated not to have acted in good faith in the reasonable belief that such member's action was in the best interest of the Company.

14.  Designation of Beneficiary.
     --------------------------

     A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the participant prior to the delivery of such shares or cash to the participant. Such designation of beneficiary may be changed by the participant at any time by written notice to the Treasurer of the Company. Within 30 days after the participant's death, the beneficiary may, as provided in Section 10(d), elect to exercise the participant's Option when it becomes exercisable on the Offering Termination Date of the then current Offering. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by the participant under the Plan, and notice of election of the beneficiary to exercise the participant's Option, the Company shall deliver such stock and/or cash to such beneficiary. In the event of

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the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company) the Company, in its discretion, may deliver such cash to the spouse or to any one or more dependents of the participant as the Company may determine. No beneficiary shall prior to the death of the participant by whom he or she has been designated acquire any interest in the stock or cash credited to the participant's account maintained by the Company under the Plan.

15.  Transferability.
     ---------------

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an Option or to receive stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant otherwise than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 8(b).

16.  Use of Funds.
     ------------

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

17.  Effect of Changes of Common Stock.
     ---------------------------------

     In the event of any changes of outstanding shares of the Common Stock by reason of stock dividends, subdivisions, combinations and exchanges of shares, recapitalizations, mergers in which the Company is the surviving corporation, consolidations, and the like, the aggregate number and class of shares available under this Plan and the Option Exercise Price per share shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any Options.

18.  Amendment or Termination.
     ------------------------

     The Board of Directors of the Company may at any time terminate or amend the Plan. Except as hereinafter provided, no such termination may affect Options previously granted, and no such amendment may make any change in Options previously granted which would adversely affect the rights of any participant. In addition, no amendment may be made to the Plan without approval of the stockholders of the Company within twelve months of such amendment if such amendment would (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of shares which may be issued under the Plan or (c) materially modify the requirements as to eligibility for participation under the Plan.

19.  Notices.
     -------

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     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company.

20.  Merger or Consolidation.
     -----------------------

     If the Company shall at any time merge into or consolidate with another corporation and the Company is the surviving entity, the holder of each Option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such Option (unless previously withdrawn pursuant to Section 10) for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board of Directors of the Company shall take such steps in connection with such merger or consolidation as the Board of Directors shall deem necessary to assure that the provisions of Section 17 shall thereafter be applicable, as nearly as reasonably practicable, to such securities or property. In the event of a merger or consolidation in which the Company is not the surviving entity, or of a sale of assets in which the Company is not the surviving entity, the Plan shall terminate, and all payroll deductions credited to participants' accounts shall be returned to them, with simple interest at the rate of six percent (6%) per annum; PROVIDED, however, that the Board of Directors may, in the event of such merger, consolidation or sale, accelerate the Offering Termination Date of the Offering then in effect and permit participants to purchase shares under the Plan at such accelerated Offering Termination Date.

21.  Approval of Stockholders.
     ------------------------

     The Plan has been adopted by the Board of Directors of the Company, but is subject to the approval of the stockholders of the Company at the annual meeting of stockholders scheduled to be held on December 1, 1995.

22.  Registration and Qualification of the Plan Under Applicable Securities
     ----------------------------------------------------------------------
     Laws.
     ----

     Notwithstanding anything to the contrary herein, no Option shall be granted under the Plan until such time as the Company has qualified or registered the shares which are subject to the Options under all applicable state and federal securities laws to the extent required by such laws.

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